UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2026

XOMA ROYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

As previously disclosed, on April 27, 2026, XOMA Royalty Corporation, a Nevada corporation (the “Company” or “XOMA Royalty”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Parent”), and Flex Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, and upon the terms and subject to the conditions thereof, including, without limitation, effecting the Holding Company Reorganization (as defined below), Merger Sub will merge with and into a newly formed Nevada corporation, XOMA Royalty Holdings Corporation (“HoldCo”), (the “Merger”), with HoldCo surviving the Merger as a wholly owned subsidiary of Parent. HoldCo is a wholly-owned subsidiary of XOMA Royalty and was formed for the sole purpose of effecting a holding company reorganization (the “Holding Company Reorganization”) pursuant to Nevada Revised Statutes, as amended (“NRS”), 92A (or such other applicable provisions of the NRS).

On May 16, 2026, XOMA Royalty, Parent and the Merger Sub entered into Amendment No. 1 to the Agreement and Plan of Merger (“Amendment No. 1”) which, among other things, adds HoldCo as a party to the Merger Agreement.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed acquisition, XOMA Royalty will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. The definitive proxy statement will be mailed to XOMA Royalty’s stockholders in connection with the proposed acquisition. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that may be filed by XOMA Royalty with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at XOMA Royalty’s stockholder meeting to approve the proposed acquisition or other responses in relation to the proposed acquisition should be made only on the basis of the information contained in XOMA Royalty’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at investors.xoma.com.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

XOMA Royalty and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of XOMA Royalty in favor of the proposed acquisition. Information about XOMA Royalty’s directors and executive officers is set forth in XOMA Royalty’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 30, 2026. Additional information concerning the interests of XOMA Royalty’s participants in the solicitation, which may, in some cases, be different than those of XOMA Royalty’s stockholders generally, will be set forth in XOMA Royalty’s proxy statement relating to the proposed acquisition when it becomes available. These documents are available free of charge at the SEC’s web site at www.sec.gov and at investors.xoma.com.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including information about, among other topics, Parent’s proposed acquisition of XOMA Royalty, Parent’s and XOMA Royalty’s products pipeline and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain Company stockholder approval) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including XOMA Royalty’s ability to attract and retain highly qualified management and other clinical and scientific personals; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the shares and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or XOMA Royalty’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Parent’s business and prospects, adverse developments in Parent’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of XOMA Royalty’s commercialized and/or pipeline products or Parent’s commercialized and/or pipeline products; risks associated with drug development; XOMA Royalty’s and Parent’s reliance on collaborative partners for milestone payments, royalties, materials revenue, contract payments and other revenue projections, which may not be received; the uncertainties inherent in research and development, including the ability of XOMA Royalty’s and Parent’s partners to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical trials conducted by XOMA Royalty’s and Parent’s partners; whether and when drug applications may be filed in any jurisdictions for pipeline products for any potential indications by XOMA Royalty’s and Parent’s partners; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; and decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of XOMA Royalty described in the “Risk Factors” and “Forward Looking Statements” sections of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and XOMA Royalty assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. XOMA Royalty gives no assurance that it will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 16, 2026, by and among XOMA Royalty Corporation, XOMA Royalty Holdings Corporation, Ligand Pharmaceuticals Incorporated and Flex Merger Sub, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA ROYALTY CORPORATION

Date: May 18, 2026	By:	/s/ Owen Hughes
		Name:	Owen Hughes
		Title:	Chief Executive Officer

Exhibit 2.1

AMENDMENT NO. 1 TO THE

AGREEMENT AND PLAN OF MERGER

This AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is made as of May 16, 2026, with respect to that certain Agreement and Plan of Merger, dated as of April 27, 2026 (the “Merger Agreement”), by and among Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Parent”), Flex Merger Sub, Inc., a Nevada corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”), XOMA Royalty Corporation, a Nevada corporation (the “Company”), and XOMA Royalty Holdings Corporation, a Nevada corporation and a wholly-owned Subsidiary of the Company (“HoldCo”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 8.2 of the Merger Agreement, the Merger Agreement may be amended by any instrument in writing signed on behalf of each of the parties in interest at the time of the amendment, with the authorization by their respective boards of directors;

WHEREAS, on May 15, 2026, in accordance with the Merger Agreement, the Company formed HoldCo, in order to engage in the transactions contemplated by the Merger Agreement;

WHEREAS, pursuant to Section 5.20 of the Merger Agreement, as authorized and approved by the boards of directors of each of Parent, Merger Sub and the Company, the parties agreed to amend the Merger Agreement to add HoldCo as a party to the Merger Agreement; and

WHEREAS, HoldCo desires to become a party to the Merger Agreement and to be fully bound by all of the rights and obligations set forth therein, as amended by this Amendment, as HoldCo thereunder.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the Company, Parent, Merger Sub and HoldCo hereby agree as follows:

ARTICLE 1 AMENDMENTS TO THE MERGER AGREEMENT

1.1. Joinder of HoldCo. HoldCo acknowledges and agrees that it is “HoldCo” for purposes of the Merger Agreement and, accordingly, agrees to be bound by the rights and benefits, and subject to the obligations, set forth in the provisions of the Merger Agreement applicable to HoldCo, including Sections 1.1(b), 1.8, 3.28, 5.21 and 5.23 thereof, subject in all cases to the limitations set forth in the Merger Agreement, and as fully as though HoldCo were an original signatory thereto as “HoldCo”. HoldCo acknowledges and agrees to the treatment of any equity securities of the Company as provided for in the Merger Agreement.

1.2. Amendment to Section 1.1(b) of the Merger Agreement. The reference in the first sentence of Section 1.1(b) of the Merger Agreement to “NRS 92A.180 through 92A.199 (or such other applicable provisions of the NRS)” is hereby amended to refer instead to and is replaced in its entirety with “NRS 92A (or such other applicable provisions of the NRS)”.

1.3. Amendment to Section 1.5 of the Merger Agreement. Section 1.5 of the Merger Agreement is amended by replacing (a) the reference to “Company” in Section 1.5(a) with “Surviving Corporation” and (b) the second reference to “Company” in Section 1.5(b) with “Surviving Corporation”.

1

1.4. Amendment to Section 5.23 of the Merger Agreement. Section 5.23 of the Merger Agreement is amended by replacing the term “Surviving Company” with “Surviving Corporation”.

ARTICLE 2 MISCELLANEOUS

2.1. Except as specifically modified herein, the Merger Agreement remains in full force and effect, and the parties hereto reserve all of their respective rights and remedies with respect to all other matters and claims, whether known or unknown, arising under the Merger Agreement. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Merger Agreement or any of the documents referred to therein. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties hereto as if the amendments made hereby were originally set forth in the Merger Agreement. The Merger Agreement (including as amended hereby and the Exhibits thereto), the Company Disclosure Letter, the Confidentiality Agreement, and the Support Agreements and the other schedules, exhibits, certificates, instruments and agreements referred to in the Merger Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties hereto with respect to the subject matter hereof and thereof.

2.2. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, with the same effect as if the signatures thereto were in the same instrument. The exchange of a fully executed Amendment (in counterparts or otherwise) by all parties hereto by electronic transmission in PDF format shall be sufficient to bind the parties hereto to the terms and conditions of this Amendment.

2.3. Article VIII of the Merger Agreement is hereby incorporated by reference into this Amendment, mutatis mutandis.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

By:	/s/ Todd Davis
Name: Todd Davis
Title: Chief Executive Officer

FLEX MERGER SUB, INC.

By:	/s/ Todd Davis
Name: Todd Davis
Title: Chief Executive Officer

XOMA ROYALTY CORPORATION

By:	/s/ Owen Hughes
Name: Owen Hughes
Title: Chief Executive Officer

XOMA ROYALTY HOLDINGS CORPORATION

By:	/s/ Owen Hughes
Name: Owen Hughes
Title: President, Secretary and Treasurer

[Signature Page to Amendment No. 1 to the Agreement and Plan of Merger]